1 2023 Fourth Quarter AXIS Capital Investor Presentation

2 CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This document contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts included in this document, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections are forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States ("U.S.") federal securities laws. In some cases, these statements can be identified by the use of forward-looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "intend" or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management's control. Forward-looking statements contained in this document may include, but are not limited to, information regarding our estimates for losses and loss expenses, measurements of potential losses in the fair market value of our investment portfolio and derivative contracts, our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the outcome of our strategic initiatives including our exit from catastrophe and property reinsurance lines of business, our expectations regarding pricing, and other market and economic conditions including the liquidity of financial markets, developments in the commercial real estate market, inflation, our growth prospects, and valuations of the potential impact of movements in interest rates, credit spreads, equity securities' prices, and foreign currency exchange rates. Forward-looking statements only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual events or results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following: Insurance Risk • the cyclical nature of the insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates; • the occurrence and magnitude of natural and man- made disasters, including the potential increase of our exposure to natural catastrophe losses due to climate change and the potential for inherently unpredictable losses from man-made catastrophes, such as cyber-attacks; • the effects of emerging claims, systemic risks, and coverage and regulatory issues, including increasing litigation and uncertainty related to coverage definitions, limits, terms and conditions; • actual claims exceeding reserves for losses and loss expenses; • losses related to the Israel-Hamas conflict, the Russian invasion of Ukraine, terrorism and political unrest, or other unanticipated losses; • the adverse impact of inflation; • the failure of any of the loss limitation methods we employ; • the failure of our cedants to adequately evaluate risks; Strategic Risk • underwriting and investment exposure in light of the recent disruption in the banking sector, which we expect to be within our risk appetite for an event of this nature; • changes in the political environment of certain countries in which we operate or underwrite business, including the United Kingdom's withdrawal from the European Union; • the loss of business provided to us by major brokers; • a decline in our ratings with rating agencies; • the loss of one or more of our key executives; • increasing scrutiny and evolving expectations from investors, customers, regulators, policymakers and other stakeholders regarding environmental, social and governance matters; • the adverse impact of contagious diseases (including COVID-19) on our business, results of operations, financial condition, and liquidity; Safe Harbor Statement Readers should carefully consider the risks noted above together with other factors including but not limited to those described under Item 1A, 'Risk Factors' in our most recent Annual Report on Form 10- K filed with the Securities and Exchange Commission ("SEC"), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Credit and Market Risk • the inability to purchase reinsurance or collect amounts due to us from reinsurance we have purchased; • the failure of our policyholders or intermediaries to pay premiums; • general economic, capital and credit market conditions, including banking and commercial real estate sector instability, financial market illiquidity and fluctuations in interest rates, credit spreads, • equity securities' prices, and/or foreign currency exchange rates; • breaches by third parties in our program business of their obligations to us; Liquidity Risk • the inability to access sufficient cash to meet our obligations when they are due; Operational Risk • changes in accounting policies or practices; • the use of industry models and changes to these models; • difficulties with technology and/or data security; • the failure of the processes, people or systems that we rely on to maintain our operations and manage the operational risks inherent to our business, including those outsourced to third parties; Regulatory Risk • changes in governmental regulations and potential government intervention in our industry; • inadvertent failure to comply with certain laws and regulations relating to sanctions, foreign corrupt practices; data protection and privacy; and Risks Related to Taxation • changes in tax laws.

3 Overview & Financial Highlights

4 73% 27%$5.4 Mix of Business by GPW(3) Insurance $6.1 $8.4 Billion Market Capitalization(1) 7.9% FY 2023 ROACE 11.0% FY 2023 Operating ROACE(2) 2003 “AXS” Shares Listed on the New York Stock Exchange Since 20 Represented in 2000+ Employees $16.7 Cash & Investments(4) A/A+ Financial Strength Rating(5) With Stable Outlook Reinsurance $2.2 $30.3 Total Assets Billion Billion $0.44/2.9% Current Quarterly Dividend(1) Billion Billion And Annual Yield(1) Offices Worldwide Note: Total Assets and number of offices are as of 12/31/2023. 1) Market data per S&P Capital IQ as of 2/21/2024. Q4 $0.44 quarterly dividend paid 1/18/2024. 2) Annualized operating return on average common equity (“Operating ROACE”) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to the most comparable GAAP financial measure ROACE, and a discussion of the rationale for its presentation are provided in the appendix. 3) Gross Premiums Written (“GPW”) are for the twelve months ended 12/31/2023. 4) Total cash and invested assets represents the total cash and cash equivalents, fixed maturities, equity securities, mortgage loans, other investments, equity method investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased) as of December 31, 2023. 5) Ratings of insurance and reinsurance subsidiaries of AXIS Capital Holdings Limited. S&P Financial Strength Rating (FSR) of A+ and A.M. Best FSR of A. AXIS at a Glance Billion Delivering on our strategy to elevate AXIS as a Specialty Underwriting Leader

5 Deep Customer Relationships Broad Specialty Products and Services Strong Global Platform Underwriting Excellence GROWTH IN PROFITABILITY AND BOOK VALUE PER SHARE Focused on Driving Consistent, Profitable Returns Leveraging our strengths to fully harness the potential of our platform

Strong Platforms Operating in the Largest Specialty Markets

Broadly diversified portfolio designed to deliver across market cycles

GPW BY LINE OF BUSINESS(1)

For the 12 months ended 12/31/2023


Agriculture
Motor
Reinsurance runoff lines (2)
Credit, Surety and Political Risk (3)
Liability
Cyber
Accident and Health
Marine and Aviation
Property
Professional lines
1%
2%
1%
7%
23%
8%
9%
$8.4
Billion
10%
21%
18%

Insurance 73% / 27% Reinsurance

INSURANCE

Our Insurance segment includes business written out of North America with a focus on Excess & Surplus and Wholesale, including Financial Lines, Programs, multi-line products for the Canadian markets and International business, including London focused through Lloyd's of London and Global Professional Lines

REINSURANCE

AXIS Re is a specialist reinsurer with a focus on A&H, Casualty, Credit and Surety and other Specialty business that is complementary and accretive to our specialty insurance book

1. Cyber reinsurance business is reported within the Professional Lines SEC line in the reinsurance segment.
2. Reinsurance Run-off Lines includes $62.1 million of run-off business, representing $51.7 million of Reinsurance Catastrophe and Property business which the Company exited in June 2022 and $4.3 million of Reinsurance Engineering business, which the company exited in 2020. For additional information, refer to Q4 2023 Investor Financial Supplement.
3. Surety is mainly written within our Reinsurance segment and Political Risk is currently only written within our Insurance segment.

AXIS
6

7 Efficiency and Productivity ✓ Simplifying the operating structure to take advantage of market dynamics allowing for quicker decision-making and increased connectivity ✓ Advancing underwriting and performance-oriented mindsets within AXIS ✓ Focusing on improving efficiencies and monetizing our productivity gains ✓ Leveraging our data and digital capabilities, enabling quicker decision-making AREAS OF FOCUS SELECT INITIATIVES Taking a Fresh Look Actions underway to drive performance excellence and further enhance how we operate and go to market Efficiency and Productivity Agility and Speed to Market Technological, Digital and Analytic Capabilities

8 Conrad Brooks Chief Legal and Administrative Officer Adding Talent to Propel Our Strategic Execution Seasoned leadership in specialty insurance and reinsurance organized to deliver value Pete Vogt Chief Financial Officer Celeste Cook Chief Operating Officer, Specialty Insurance and Reinsurance Dan Draper Chief Underwriting Officer Mark Gregory Head of Global Markets Megan Watt Head of Claims David Phillips Chief Investment Officer Michael McKenna Head of North America Vincent C. Tizzio President and CEO Joined January 2022; Appointed CEO May 2023 Ann Haugh CEO, AXIS Re

9 GPW AND COMBINED RATIO ($ in billions) Combined ratio, all lines as reported Reinsurance Property Cat GPW All other GPW, ex-Property Cat Re ✓ Gross Premiums Written grew to $8.4 billion, representing the highest annual production in company history ✓ Insurance segment generated record quarterly production every quarter of 2023, with premiums increasing 17% year-over-year when excluding professional lines 2023 PRODUCTION HIGHLIGHTS Acting on Growth Opportunities Achieving record growth by continuing to seize opportunities in attractive markets 1. “Ex-Property Cat Re” include all Insurance lines of business and Reinsurance Liability, Accident & Health, Professional Lines, Credit & Surety, Motor, Agriculture, Marine & Aviation and Engineering Lines of business, i.e. exited Property and Catastrophe lines of business are excluded. For additional information, refer to Q4 2023 Investor Financial Supplement. 2. The combined ratio in 2020 includes $360 million, or 8.2 points attributable to the COVID-19 pandemic losses, net of reinsurance and reinstatement premiums. (2) $6.8 $7.7 $8.2 $8.4 109.6% 97.5% 95.8% 99.9% 80.0% 95.0% 110.0% 125.0% FY2020 FY2021 FY2022 FY2023 (1) Includes 8.1% of prior year development

10 Disciplined Reduction of Catastrophe Exposure Exit from Reinsurance Catastrophe and Property business in 2022 has lowered earnings volatility experienced in recent years 1-in-250 as % of total common shareholders’ equity 1-in-100 as % of total common shareholders’ equity 1-in-250 1-in-100 SOUTHEAST HURRICANE PML REDUCTIONS(1) Estimated Net Exposures ($ in millions) 1. Additional disclosures regarding PML data can be found in our Q4 2023 Investor Financial Supplement. 9.0% 6.1% 5.1% 3.5% 3.3% 2.8% 12.8% 12.0% 6.3% 4.4% 3.7% 3.2% -- $125 $250 $375 $500 $625 $750 Jul 1 2019 Jul 1 2020 Jul 1 2021 Jul1 2022 Jul 1 2023 Jan 1 2024

11 Underwriting Excellence Broad Specialty Products and Services Deep Customer Relationships ✓ Disciplined portfolio management designed to deliver underwriting profitability across market cycles ✓ Leaning into favorable industry trends producing strong pricing momentum ✓ Re-focused AXIS Re to complement the specialty insurance portfolio ✓ Broadly diversified portfolio with multiple specialty offerings ✓ Spectrum of solutions for managing the risk of our customers ✓ Specialized knowledge for evaluating and underwriting unique risks ✓ Multi-faceted relationships with long-standing distribution partners ✓ Strategic approach to relationship management ✓ Well-established partnerships across the insurance value-chain Strong Global Platform ✓ Strong presence in North American E&S, Lloyd’s of London, and North American professional lines ✓ Recognized leader in emerging growth markets, such as renewables Positioned to Deliver Superior Value AXIS has strong positive momentum to deliver sustained profitable growth and increased shareholder value

12 Sound Financial Footing

13 • Our top priority is to allocate capital to support profitable growth in our specialty businesses • $153 million in capital returned to shareholders through dividends declared during the twelve months ended December 31, 2023 • $100 million Board-authorized share repurchase capacity through the end of 2024 • Financial leverage ratio(1) 28.3% at December 31, 2023 • Leverage ratio is expected to continue to decrease as mark-to-market adjustments unwind through 2025 DISCIPLINED CAPITAL ALLOCATION Well Capitalized Balance Sheet Main priority for the use of capital today is to support key growth initiatives 1. Financial leverage ratio calculated as debt and preferred equity over the sum of book value of common equity, preferred equity, and debt. Debt excludes FHLB advances of $85.8 million. Q4’23 BRIDGE TO TOTAL CAPITAL ($ in millions) S&P Financial Strength Rating A+ StabA.M. Best Financial Strength Rating A $4,713.2 $6,576.9 $550.0 $1,313.7 Common equity Preferred equity Debt Total capital

14 Fixed maturities Cash and cash equivalents Other investments Mortgage loans Equities Equity Method investments Short-term investments 77.2% 8.3% 5.7% 3.6% 3.5% 1.0% 0.1% $16.7 Billion INVESTMENT PORTFOLIO BY ASSET CLASS(2) (% of total cash and investments) • $16.7 billion total cash and invested assets, of which 85.5% are in fixed maturities and cash and cash equivalents • Average fixed maturities portfolio rating of AA- • 3.0 year duration with cash flows positioned to cover liabilities along the curve • Market yield of fixed maturities: 5.4% and book yield of fixed maturities: 4.2% • Given the duration of our portfolio, and the current market yields, we would expect to recover most of the unrealized losses over the next several years as bonds reach maturity WELL DIVERSIFIED PORTFOLIO INVESTED PRIMARY IN HIGHLY RATED BONDS Diversified Investment Portfolio Conservative investment portfolio earning attractive market yields 1. Investment details are as of December 31, 2023. 2. Included in total cash and investments of $16.7 billion is $106.1 million of accrued interest receivable, i.e. 0.6% of the total balance and net payable for investments purchased of $17.3 million i.e. (0.1%).

15 Reportable Segments

Insurance Overview

INSURANCE GPW BY LINE OF BUSINESS

For the 12 months ended 12/31/2023


Accident and Health
Credit
Cyber
Marine and Aviation
Professional Lines
Property
Liability
5%
4%
11%
13%
19%
20%
28%
$6.1
Billion

SEGMENT HIGHLIGHTS

- Diversified portfolio of global specialty business positioned to deliver consistent underwriting profit, minimizing volatility
- Strong leadership positions in our chosen markets, and we see attractive opportunities across the major business lines
- Well positioned with strategic distribution partners to take advantage of attractive market conditions

STRONG LEADERSHIP IN TARGET MARKETS

Top-15 leader in professional lines[1] in the U.S., London, and Bermuda	Leader in London specialty market; Syndicate recognized as "Outperforming" and ranked #10 by capacity[2]
Top-10 provider of marine at Lloyd's [2]	Top-10 provider of Accident and Health in the U.S.[3] and Top-10 at Lloyd's[2]
#9 U.S. E&S carrier and the #13 E&S Group[4]	Top-15 position in Cyber[5] and leading position in Renewable Energy

1. Source: 2022 SNL Annual Statement Data – US Legal Entity OLCM excluding Med Mal.
2. Source: Based on Lloyd's reporting, Lloyd's Insight Hub and Lloyd's 2023 stamp capacity.
3. Source: NAIC 2022 Accident and Health Policy Experience Report shows AXIS as the #9 P&C carrier; does not include Life, Accident & Health carriers.
4. Source: S&P Capital IQ report based on 2022 data for AXIS Surplus Insurance Company; does not include E&S business written through Lloyd's and admitted business through Wholesale US Programs.
5. Source: November 3, 2023 NAIC Report on the Cybersecurity Insurance Market, based on 2022 data.

AXIS

16

17 Segment Combined Ratio Accelerating Specialty Insurance Growth (1) INSURANCE GPW AND COMBINED RATIO ($ in millions) 1. The combined ratio in 2020 includes $203 million or 8.8 points attributable to the COVID-19 pandemic losses, net of reinsurance and reinstatement premiums. • Leaning into specialty insurance markets, capitalizing on emerging opportunities and taking actions to generate new business, these actions include: - Leveraging our global specialty knowledge to further bring our underwriting acumen to North America across products such as Marine Cargo and Renewable Energy - Continuing to make investments in our Lower Middle Market units to wholesale and retail within North America - Attracting new talent to support our business • AXIS Insurance's ex-cat AY loss ratio is highly attractive at low 50%’s GROWTH UNDERPINNED $6,141 $4,018 $4,863 $5,586 110.4% 91.6% 89.6% 92.5% 80.0% 95.0% 110.0% 125.0% FY2020 FY2021 FY2022 FY2023 Includes 5.1% of prior year development

18 Liability Accident and Health Professional Lines Credit and Surety Motor Agriculture Marine and Aviation Runoff Lines 29% 18% 17% 16% 9% 6% 3% 2% 18 Reinsurance Overview SEGMENT HIGHLIGHTS 1. Gross premiums written for the reinsurance segment for the last twelve months of $2,215.8 million included $56.0 million for run-off lines, representing $51.7 million of Reinsurance Catastrophe and Property business which the Company exited in June 2022 and $4.3 million of Reinsurance Engineering business which the Company exited in 2020. For additional information, refer to Q4 2023 Investor Financial Supplement. $2.2 Billion REINSURANCE GPW BY LINE OF BUSINESS For the 12 months ended 12/31/2023 • AXIS Re is a specialty reinsurer focused on profitability in our selected lines of business • Focused on selective growth leaning into positive market conditions • Strong value proposition as a solutions- oriented reinsurance specialist, well positioned to be a strong complement to the specialty insurance portfolio

19 Combined Ratio for: Ex-Property Cat Re All lines, as reported Complementing Our Specialty Insurance Book 1. “Ex-Property Cat Re” include Liability, Accident & Health, Professional Lines, Credit & Surety, Motor, Agriculture, Marine & Aviation and Engineering i.e., Exited Catastrophe and Property lines of business are excluded. For additional information, refer to Q4 2023 Investor Financial Supplement. 2. The combined ratio in 2020 includes $156 million or 7.6 points attributable to the COVID-19 pandemic losses, net of reinsurance and reinstatement premiums. 3. 2023 combined ratio includes prior year reserve development ratio of 14.6% for all lines as reported, and 19.2% excluding Property and Catastrophe Reinsurance. Please refer to the Q4 2023 Financial Supplement for details. (2) REINSURANCE GPW AND COMBINED RATIO ($ in millions) FOCUSED ON DELIVERING CONSISTENT UNDERWRITING PROFITABILITY • Through strong cycle management AXIS Re continues to take the necessary underwriting action to improve the diversification, business mix and balance in our portfolio • Positioning to be a more focused specialist reinsurer by targeting lines that complement – and are accretive to – our broader specialty portfolio All other linesProperty-Cat Re(1) (3) $2,809 $2,823 $2,630 $2,216 103.8% 99.0% 99.1% 107.6% 99.4% 96.5% 100.2% 112.2% 80.0% 95.0% 110.0% 125.0% FY2020 FY2021 FY2022 FY2023 Includes 14.6% of prior year development (19.2% ex-Property Cat Re) (1)

20 Exemplary Culture & Corporate Citizenship

21 Connecting Our Business Purpose to Corporate Citizenship Implementing DEI plan with five key action areas: internal education, diverse recruitment, career development, goals/metrics and advocacy Key highlights: • Set goals to achieve global gender parity by 2025 and increase ethnic and female senior representation • Five employee resource groups: AXIS Pride, PACE (Parents and Caregivers), EDGE (Ethnically Diverse Group of Employees), Veterans and Women • Expanded internal education and engagement, such as annual forums on DEI (past topics: mental health, racial justice) FOSTERING BELONGING Diversity, Equity & Inclusion (DEI) Commitment to being a leading provider of renewable energy insurance and assisting in the transition to a low-carbon economy Key highlights: • Committed to a 50% science-based, absolute reduction in Scope 1 and 2 greenhouse gas (GHG) emissions by 2030, using a 2019 baseline • Set goal to phase out thermal coal business from insurance, facultative reinsurance and investments by 2030 in OECD countries and 2040 globally • Committed to integrating sustainability considerations into underwriting products and practices PROTECTING THE PLANET Environment and Sustainability RECENT AWARDS AND RECOGNITIONS Armed Forces Covenant Employer Recognition Scheme Bronze Award 2023 Awarded P&C Honors ESG Initiative of the Year (2023) for our GHG Reduction Goals #8 of 41 evaluated insurance companies in 2023 Top ranking in "Overall Commitment to ESG" in the Insurer's Lloyd’s 2022 ESG Survey Included in Bloomberg’s Gender Equality Index in 2021, 2022 & 2023 Named one of Forbes’ Best Mid- Size Employers in 2022 and 2023

22 Appendix

23 Non-GAAP Financial Measures Reconciliation Operating Income and Annualized Operating Return on Average Common Equity a. Tax expense (benefit) of ($10) million and ($36) million for the years ended December 31, 2023 and 2022, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the ability to utilize capital losses. b. Tax expense (benefit) of ($3) million and $16 million for the years ended December 31, 2023 and 2022, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the tax status of specific foreign exchange transactions. c. Tax expense (benefit) of ($5) million and ($4) million for the years ended December 31, 2023 and 2022, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions. d. Tax expense (benefit) of $nil for the years ended December 31, 2023 and 2022, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.

24 Non-GAAP Financial Measures Reconciliation Consolidated Underwriting Income For the 12 months ended December 31, 2022 and 2023 a. Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to general and administrative expenses, the most comparable GAAP financial measure, also included corporate expenses of $133 million and $130 million for the years ended December 31, 2023 and 2022, respectively. Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio. b. Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented in the table above. [a] [b]

25 Rationale for use of Non-GAAP Measures We present our results of operations in a way we believe will be meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements we use are considered non-GAAP financial measures under SEC rules and regulations. In this document, we present underwriting-related general and administrative expenses, consolidated underwriting income (loss), operating income (loss) (in total and on a per share basis), annualized operating return on average common equity ("operating ROACE"), tangible book value per diluted common share which are non-GAAP financial measures as defined in SEC Regulation G. We believe that these non-GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Operating Income (Loss) Operating income (loss) represents after-tax operational results exclusive of net investment gains (losses), foreign exchange losses (gains), reorganization expenses and interest in income (loss) of equity method investments. Although the investment of premiums to generate income and investment gains (losses) is an integral part of our operations, the determination to realize investment gains (losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (losses) is somewhat opportunistic for many companies. Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to the performance of our business. Therefore, foreign exchange losses (gains) are excluded from operating income (loss). Reorganization expenses in 2023 include impairments of computer software assets and severance costs mainly attributable to our "How We Work" program which is focused on simplifying our operating structure. Reorganization expenses in 2022 included severance costs and impairments of computer software assets mainly attributable to our exit from catastrophe and property reinsurance lines of business which was part of an overall approach to reduce our exposure to volatile catastrophe risk. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated operating income (loss). Interest in income (loss) of equity method investments is primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, this income (loss) is excluded from operating income (loss). Certain users of our financial statements evaluate performance exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses and interest in income (loss) of equity method investments to understand the profitability of recurring sources of income. We believe that showing net income (loss) available (attributable) to common shareholders exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses and interest in income (loss) of equity method investments reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons. The reconciliation of operating income (loss) to net income (loss) available (attributable) to common shareholders, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document. We also present operating income (loss) per diluted common share and annualized operating ROACE, which are derived from the operating income (loss) measure and are reconciled to the most comparable GAAP financial measures, earnings (loss) per diluted common share and annualized return on average common equity ("ROACE"), respectively, in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

26 Rationale for use of Non-GAAP Measures Underwriting-Related General and Administrative Expenses Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis. Corporate expenses include holding company costs necessary to support our worldwide insurance and reinsurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to underwriting-related general and administrative expenses, also includes corporate expenses. The reconciliation of underwriting-related general and administrative expenses to general and administrative expenses, the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations' section of this document. Consolidated Underwriting Income (Loss) Consolidated underwriting income (loss) is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income (loss) as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative expenses as expenses. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis. We evaluate our underwriting results separately from the performance of our investment portfolio. As a result, we believe it is appropriate to exclude net investment income and net investment gains (losses) from our underwriting profitability measure. Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss), generally offset a large portion ofthe foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to our underwriting performance. Therefore, foreign exchange losses (gains) are excluded from consolidated underwriting income (loss). Interest expense and financing costs primarily relate to interest payable on our debt and Federal Home Loan Bank advances. As these expenses are not incremental and/or directly attributable to our underwriting operations, these expenses are excluded from underwriting-related general and administrative expenses and, therefore, consolidated underwriting income (loss). Reorganization expenses in 2023 include impairments of computer software assets and severance costs mainly attributable to our "How We Work" program which is focused on simplifying our operating structure. Reorganization expenses in 2022 included severance costs and impairments of computer software assets mainly attributable to our exit from catastrophe and property reinsurance lines of business which was part of an overall approach to reduce our exposure to volatile catastrophe risk. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated underwriting income (loss). Amortization of intangible assets including value of business acquired ("VOBA") arose from business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated underwriting income (loss). We believe that the presentation of underwriting-related general and administrative expenses and consolidated underwriting income (loss) provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities. The reconciliation of consolidated underwriting income (loss) to net income (loss), the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations' section of this document.

2714 Investor Inquiries investorrelations@axiscapital.com